Additional Investor Information MARCH 20, 2020 Exhibit 99.1

disclosures Forward – Looking Statements: This investor presentation, and the related discussion, contains forward-looking statements. These include statements about Host Hotels & Resorts’ plans, strategies, financial performance, prospects or future events. Forward-looking statements are not guarantees of future performance. They involve known and unknown risks, uncertainties and assumptions and many of the factors that will determine these items are beyond our ability to control or predict. Consequently, our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking or listening for words such as “approximates,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “would,” “may” or similar expressions in these slides or in the related discussion. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, (i) changes in national and local economic and business conditions that will affect occupancy rates at our hotels and the demand for hotel products and services including the ongoing impact on lodging demand from COVID-19; (ii) operating risks associated with the hotel business, including the effect of increasing labor cost; (iii) risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; (iv) our ability to maintain our properties in a first-class manner, including meeting capital expenditures requirements, and the effect of renovations, including temporary closures, on our hotel occupancy and financial results; (v) our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; and (vi) those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 under the heading “Risk Factors,” which is available on our website: www.hosthotels.com. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of December 31, 2019 and the results presented are for the year ended December 31, 2019 unless otherwise noted, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or to changes in the Company’s expectations. Use of Non-GAAP Financial Measures: This investor presentation, and the related discussion, also contain certain non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP and definitions and calculation methodologies used for other defined terms used in this presentation. Trademarks: The brands and logos used in this presentation are the trademarks of our managers or their affiliates. The trademarked names and their logos are the property of their respective owners and are being used with the express permission of their owners. None of the owners of these trademarks has any responsibility or liability for any information contained in this presentation. © Host Hotels & Resorts, L.P. – Proprietary

Company overview ROOM REVENUE COMPOSITION CREDIT RATING1 Moody’s Baa2 S&P BBB- Fitch BBB For senior unsecured debt Only investment-grade lodging REIT 2019 Room Revenue Breakdown Business Transient ~60% Leisure ~40% PORTFOLIO COMPOSITION 2019 Rooms Breakdown by Asset Type/Location A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Credit ratings are subject to change depending on financial and other factors. 80 Hotels 46,500 Rooms $292 Total 2019 Comparable RevPAR

Liquidity analysis As of March 20, 2020, we have approximately $2.8 billion in cash and cash equivalents on the balance sheet $1,573 ($180) ($127) ~($1) $1,500 ~$2,800 Millions of Dollars YTD 2020 Cash Liquidity Bridge December 31, 2019 Cash & Cash Equivalents 1 Miscellaneous (Net) is the net of capital expenditures, owner’s distribution and a few other items

CREDIT FACILITY Financial performance tests Credit Facility Financial Performance Tests1 Permitted As of 12.31.20193 Leverage Ratio Maximum 7.25x 1.6x Unsecured Interest Coverage Ratio2 Minimum 1.75x 10.1x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 6.7x Ratio of Unencumbered Assets to Unsecured Indebtedness Minimum 150% 529% Financial performance tests for our credit facility Notes: If the Company breached the above performance tests, it would trigger a default and the obligation to repay the term loans as well as any revolver borrowings. The covenants are calculated using last four consecutive fiscal quarters, pro forma for any incurrence or repayment of debt, sales or acquisitions as if they had happened at the beginning of the calculation period If the leverage ratio is greater than 7.0x then the unsecured interest coverage ratio becomes 1.50x Ratios are calculated using Host’s credit facility definitions. Leverage, interest coverage ratios and ratio of assets to debt using GAAP metrics at December 31, 2019 were 4.1x, 4.2x, and 324%, respectively. See appendix for explanations of these measures and reconciliations to the comparable GAAP measure

SENIOR NOTES Financial performance tests Financial performance tests for our senior notes (Series D, E, F, G and H) issued after attaining investment grade (IG) status Notes: With respect to our senior notes tests, the indebtedness test, secured indebtedness test and interest coverage test are solely incurrence tests (i.e., the Company can't incur new debt unless it is in compliance, but they do not otherwise trigger a default if the Company is not in compliance) The Company must maintain total unencumbered assets based on book values of at least 150% of the aggregate principal amount of outstanding unsecured indebtedness. This is a requirement at all times and failure to meet would be an event of default Ratios are calculated using Host’s senior notes indenture definitions. Indebtedness test, Secured Indebtedness Test, Interest Coverage Ratio and Ratio of Assets to Debt using GAAP metrics at December 31, 2019 were 31%, 0%, 4.2x and 324%, respectively. See appendix for explanations of these measures and reconciliations to the comparable GAAP measure There is no default tied to a material adverse effect in our business or financial condition Bond Compliance Financial Performance Tests Permitted As of 12.31.20193 Indebtedness Test1 Maximum 65% 19% Secured Indebtedness Test1 Maximum 40% 0% EBITDA-to-interest Coverage ratio1 Minimum 1.5x 9.9x Ratio of Unencumbered Assets to Unsecured Indebtedness2 Minimum 150% 529%

SENIOR NOTES Financial performance tests Notes: None of the above covenant ratios apply while the notes are investment grade rated With respect to our senior notes tests, the indebtedness test, secured indebtedness test and interest coverage test are solely incurrence tests (i.e., the Company can't incur new debt unless it is in compliance, but they do not otherwise trigger a default if the Company is not in compliance) The Company must maintain total unencumbered assets based on book values of at least 125% of the aggregate principal amount of outstanding unsecured indebtedness. This is a requirement at all times and failure to meet would be an event of default Ratios are calculated using Host’s senior notes indenture definitions. Indebtedness test, Secured Indebtedness Test, Interest Coverage Ratio and Ratio of Assets to Debt using GAAP metrics at December 31, 2019 were 31%, 0%, 4.2x and 324%, respectively. See appendix for explanations of these measures and reconciliations to the comparable GAAP measure There is no default tied to a material adverse effect in our business or financial condition. Bond Compliance Financial Performance Tests1 Permitted As of 12.31.20194 Indebtedness Test2 Maximum 65% 19% Secured Indebtedness Test2 Maximum 45% 0% EBITDA-to-interest Coverage ratio2 Minimum 2.0x 9.9x Ratio of Unencumbered Assets to Unsecured Indebtedness3 Minimum 125% 529% Financial performance tests for senior notes (Series C) issued prior to attaining investment grade (IG) status

CONSOLIDATED DEBT SUMMARY Senior Debt Rate Maturity Date As of 12.31.2019 Series C 4.75% 3/2023 447 Series D 3.75% 10/2023 398 Series E 4.00% 6/2025 497 Series F 4.50% 2/2026 397 Series G 3.87% 4/2024 397 Series H 3.37% 12/2029 640 2024 Credit facility term loan 2.8% 1/2024 498 2025 Credit facility term loan 2.8% 1/2025 499 Credit facility revolver Libor + 90bps 1/2024 1,492 Other debt 5.0% - 8.75% 12/2020 - 02/2024 29 Total debt2 3 $5,294 Notes: In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of December 31, 2019, our share of debt in unconsolidated investments is $145 million and none of our debt is attributable to non-controlling interests. Total debt as of December 31, 2019 includes net discounts and deferred financing costs of $35 million As of December 31, 2019, as adjusted for Credit Facility Draw in March 2020 (in millions of dollars) As of 03.20.2020 the Company has drawn $1.5 billion under the revolver

Debt maturities Debt Maturity Ladder (03.20.2019) $2,405 $850 $1,000 $400 $650 Well-laddered maturities as of March 20, 2020 No material maturity until 2023 4.83 years of weighted average maturity 100% of consolidated assets unencumbered $5 The term loan and revolver under Host’s credit facility that are due in 2024 have extension options that would extend the maturity of both instruments to 2025, subject to meeting certain conditions, including payment of a fee. 1 1 Millions of Dollars

Appendix A-1

Non-gaap financial measures Non-GAAP Financial Measures We have presented ratios used to determine compliance with financial covenants under our credit facility and senior notes indentures that are not calculated and presented in accordance with GAAP. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance.   Credit Facility – Leverage, Unsecured Interest Coverage and Consolidated Fixed Charge Coverage Ratios Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using earnings before interest expense, income taxes, depreciation and amortization (“EBITDA”) as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and that covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. Senior Notes Indenture – Indebtedness Test, Secured Indebtedness to Total Assets Test, EBITDA-to-interest Coverage Ratio and Ratio of Unencumbered Assets to Unsecured Indebtedness Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets test is defined as secured indebtedness, which includes mortgage debt and capital finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior note indentures. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. The covenants presented in this presentation are based on the financial covenants of our senior notes issued after we attained an investment grade rating, however the calculations before and after attaining investment grade status are essentially equivalent with no material differences between the two. Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing. A-2

Non-gaap financial measures (CONT’D) Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. A-3

Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio GAAP Leverage Ratio December 31, 2019 Debt $ 3,794 Net income 932 GAAP Leverage Ratio 4.1 x Leverage Ratio per Credit Facility December 31, 2019 Net debt (1) $ 2,321 Adjusted Credit Facility EBITDA (2) 1,490 Leverage Ratio 1.6 x (1) The following presents the reconciliation of debt to net debt per our credit facility definition (in millions): December 31, 2019 Debt $ 3,794 Less: Unrestricted cash over $100 million (1,473) Net debt per credit facility definition $ 2,321 The following tables present the calculation of Host’s leverage ratio using GAAP measures and as used in the financial covenants of the credit facility (in millions, except ratios): A-4

Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio (2)The following presents the reconciliation of net income to EBITDA per our credit facility definition in determining leverage ratio (in millions): Year ended December 31, 2019 Net income $ 932 Interest expense 222 Depreciation and amortization 662 Income taxes 30 EBITDA 1,846 Gain on dispositions (334) Non-cash impairment expense 14 Equity in earnings of affiliates (14) Pro rata EBITDAre of equity investments 26 EBITDAre 1,538 Gain on property insurance settlement (4) Adjusted EBITDAre 1,534 Pro forma EBITDA - Acquisitions 9 Pro forma EBITDA - Dispositions (64) Restricted stock expense and other non-cash items 28 Non-cash partnership adjustments (17) Adjusted Credit Facility EBITDA $ 1,490 A-5

RECONCILIATION OF GAAP INTEREST COVERAGE RATIO TO CREDIT FACILITY UNSECURED INTEREST COVERAGE RATIO

HOST HOTELS & RESORTS

The following tables present the calculation of Host's unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility (in millions, except ratios):

	GAAP Interest Coverage	
	December 31, 2019	
Net Income	$	932
Interest Expense		222
GAAP Interest Coverage Ratio		**4.2x**

	Unsecured Interest Coverage per Credit Facility	
	December 31, 2019	
Unencumbered Consolidated EBITDA per credit facility definition (1)	$	1,523
Adjusted Credit Facility interest expense (2)	$	151
Unsecured Interest Coverage Ratio		**10.1x**

(1) The following represents the reconciliation of Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA. (in millions):

	December 31, 2019	
Adjusted Credit Facility EBITDA	$	1,490
Corporate overhead		65
Interest income		(32)
Unencumbered Consolidated EBITDA per credit facility definition	**$**	**1,523**

(2) The following represents the reconciliation of GAAP interest expense to Interest Expense per our credit facility definition (in millions):

	Year ended December 31, 2019	
GAAP Interest expense	$	222
Debt extinguishment costs		(56)
Deferred financing cost amortization		(5)
Capitalized interest		4
Pro forma interest adjustments		(14)
Adjusted Credit Facility interest expense	**$**	**151**

A-6

15

Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Consolidated Fixed Charge Coverage Ratio A-7 Host hotels & resorts A-7 16 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Consolidated Fixed Charge Coverage Ratio the following tables present the calculation of our gaap interest coverage and our fixed charge coverage ratio as used in the fiancial covenants of the credit facility (in millions, except ratios): gaap interest coverage ratio december 31, 2019 net income interest expense gaap interest coverage ratio $932 222 4.2x credit facility fixed charge coverage ratio december 31, 2019 credit facility fixed charge coverage ratio ebitda(1) fixed charges(2) $1,228 183 6.7x (1) the following reconciles adjusted credit facility ebitda to credit facility fixed charge coverage ratio ebitda. See reconciliation of gaap leverage ratio to credit facility leverage ratio for calculation and reconciliation of net income to adjusted credit facility ebitda. (in millions): year ended december 31, 2019 adjusted credit facility ebitda less: 5% of hotel property gross revenue credit facility fixed charge coverage ratio ebitda $1,490 (262) $1,228 (2) the following tables calculates the fixed charges per our credit facility definition. See reconciliation of gaap interest coverage ratio to credit facility unsecured interest coverage ratio for a reconciliation of gaap interest expense to adjusted credit facility interest expense. (in millions): year ended december 31, 2019 adjusted credit facility interest expense cash taxes on ordinary income fixed charges $151 32 $183

Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test A-8 The following tables present the calculation of Hosts’s total indebtedness to total assets using GAAP measures and as used in the financial covenants of the senior notes indenture (in millions, except ratios) Debt Total Assets GAAP Total Indebtedness to Total Assets Adjusted Indebtedness (1) Adjusted Total Assets (2) Total Indebtedness to Total Assets (1) The following reconciles our GAAP total indebtedness per our senior notes indenture (in millions) Debt Add: Deferred Financing Costs Adjusted Indebtedness per Senior Notes Indenture (2) The Following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition (in millions) Total Assets Add: Accumulated Depreciation Add: Prior Impairment of Assets Held Less: Intangibles Less: Right-of-use- assets Adjusted Total Assets per Senior Notes Indenture GAAP Total Indebtedness to Total Assets December 31, 2019 $3,794 12,305 30.8% Total Indebtedness to Total Assets per Senior Notes Indenture December 31, 2019 $3,822 20,227 18.9% December 31, 2019 $3,794 28 $3,822 December 31, 2019 $12,305 8,323 217 (23) (595) $20,227

Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test A-9 The following table presents the calculation of Host’s secured indebtedness using GAAP measures and as used in the financial covenants of our senior note indenture (in millions): Mortgage and Other Secured Debt Total Assets GAAP Secured Indebtedness to Total Assets Secured Indebtedness (1) Adjusted Total Assets (2) Secured Indebtedness to Total Assets (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition (in millions): Mortgage and Other Secured Debt Secured Indebtedness (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliations of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. GAAP Secured Indebtedness December 31, 2019 $5 12,305 0.0% Secured Indebtedness per Senior Notes Indenture December 21, 2019 $5 20,227 0.0% December 31, 2019 $5 $5

Reconciliation of GAAP Interest Coverage Ratio to Senior Notes EBITDA-to-interest Coverage Ratio A-10 Interest coverage ratio the following tables presents the calculation of our interest coverage ratio using gaap measures and as used in the financial covenants of the senior notes indenture (in millions, except ratios): year ended December 31, 2019 932 222 4.2x 1,490 1 1,149 1 151 9.9x Net income interest expense gaap interest coverage ratio adjusted credit facility ebitda(1) non-controlling interest adjustment adjusted senior notes ebitda adjusted senior notes interest expenses(2) ebitda to interest coverage ratio see reconciliation of gaap leverage ratio to credit leverage ratio for the calculation of adjusted credit facility ebitda and reconciliation to net income. The following presents the reconciliation of gaap interest expense to interest expense per our senior notes indenture definition (In millions): Gaap interest expense debt extinguishment costs deferred financing cost amortization capital interest pro forma interest adjustments interest expense per senior notes indenture definition

Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test A-11 The following tables presents the calculation of hot’s assets to debt using gaap measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indentured (in millions): 12,305 3,794 324% 20, 171 3,817 529% 20,227 (56) 20,171 3,794 25 (5) 3,817 Total assets total debt gaap total assets / total debt unencumbered assets (1) Unsecured debt (2) the following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition (in millions): adjusted total assets (a) less: partnership adjustments unencumbered assets see reconciliation of gaap indebtedness test to senior notes indenture indebtedness test for reconciliation of gaap total assets to adjusted total assets per our senior indenture. The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition (in millions): Total debt Differed financial costs Less: secured indebtedness (b) unsecured debt December 31, 2019 See reconciliation of GAAP secured indebtedness test to senior notes indenture secured indebtedness test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness.